UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

Ovintiv Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 17th Street
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 623-2300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On October 26, 2026, Ovintiv Inc. (“Ovintiv”), Ovintiv Canada ULC, a wholly-owned subsidiary of Ovintiv (“Ovintiv Canada” and, together with Ovintiv, the “OVV Parties”), Logan Energy Corp., a corporation organized and existing under the laws of the Province of Alberta, Canada (“Logan”), and Logan Oil Corp., a corporation organized and existing under the laws of the Province of Alberta, Canada and a wholly-owned subsidiary of Logan (“Newco”), entered into an Arrangement Agreement, dated as of October 26, 2026 (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Ovintiv has agreed to acquire Logan in an all-cash transaction, subject to satisfaction of certain closing conditions. The transaction will be effected by way of an arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) in accordance with the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”).

The board of directors of Ovintiv has unanimously approved the Arrangement Agreement and the Arrangement. The board of directors of Logan, acting upon the unanimous recommendation of a special committee of independent directors of Logan, has unanimously approved the Arrangement Agreement and the Arrangement.

Under the terms and conditions of the Arrangement Agreement, Ovintiv Canada will acquire all of the issued and outstanding common shares of Logan (the “Logan Common Shares”), and each Logan shareholder (other than Logan shareholders who validly exercise dissent rights in connection with the Arrangement) will receive from Ovintiv Canada C$1.40 in cash per Logan Common Share. Prior to the acquisition of the Logan Common Shares by Ovintiv Canada, Logan will complete a reorganization pursuant to which, among other things, certain assets of Logan will be conveyed to Newco and Newco will acquire Andora Energy Corporation (the “Newco Reorganization”). Pursuant to the Plan of Arrangement, immediately prior to the acquisition of the Logan Common Shares by Ovintiv Canada, all of the common shares of Newco and non-transferable warrants to acquire additional common shares of Newco (collectively, the “Newco Securities”) will be distributed to Logan shareholders on a pro rata basis. Ovintiv will not acquire Newco or the Newco Securities in connection with the Arrangement.

The Arrangement Agreement provides that the closing of the Arrangement is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party with their respective covenants (subject to specified materiality standards and customary qualifications), (c) the approval of the Arrangement by at least 66 2/3% of the votes cast by Logan shareholders and, if required under applicable Canadian securities laws, a simple majority of the votes cast by Logan shareholders excluding the votes required to be excluded under Multilateral Instrument 61-101 (the “Logan Requisite Shareholder Approval”), at a special meeting of Logan shareholders (the “Logan Shareholder Meeting”), (d) the approval of the Arrangement by the Court of King’s Bench of Alberta, (e) approval under the Competition Act (Canada) (the “Competition Act Approval”) and (f) in the case of the obligations of the OVV Parties, (i) the completion of the Newco Reorganization and (ii) holders of not greater than 5.0% of the outstanding Logan Common Shares having validly exercised dissent rights. The OVV Parties may, in their sole discretion, waive the condition relating to the completion of the Newco Reorganization.

The OVV Parties and Logan have made customary representations and warranties in the Arrangement Agreement. The Arrangement Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) Logan conducting business in the ordinary course, (b) Logan convening the Logan Shareholder Meeting for the purpose of obtaining the Logan Requisite Shareholder Approval and (c) the efforts of the parties to cause the Arrangement to be completed, including obtaining the Competition Act Approval.

The Arrangement Agreement also provides for certain termination rights for the OVV Parties and Logan, including, among others (and subject to certain exceptions in each case), (a) by mutual written consent of the OVV Parties and Logan, and (b) by either the OVV Parties or Logan, if (i) a final non-appealable governmental order has been issued prohibiting the Arrangement, (ii) the Logan Requisite Shareholder Approval shall not have been obtained, (iii) such party’s respective conditions to closing have not been satisfied or are not capable of being satisfied on or before February 26, 2027 (the “Arrangement Outside Date”) or (iv) the Arrangement has not closed by the Arrangement Outside Date, provided however that if the Competition Act Approval has not been obtained by the Arrangement Outside Date, either party may elect to extend the Arrangement Outside Date by up to two one-month periods. The OVV Parties may also terminate the Arrangement Agreement if a material adverse effect with respect to Logan has occurred which is incapable of being cured on or before the Arrangement Outside Date.

The Arrangement Agreement includes customary deal protection provisions, including fiduciary-out provisions, non-solicitation covenants and rights to match any superior proposal. A termination fee in the amount of C$44 million is payable by Logan to Ovintiv Canada in certain circumstances, if the Arrangement Agreement is terminated. In addition, an expense reimbursement in the amount of C$5 million is payable by Logan to Ovintiv Canada if the Arrangement Agreement is terminated in specified circumstances relating to the failure to complete the Newco Reorganization.

The representations, warranties and covenants contained in the Arrangement Agreement have been made solely for the benefit of the parties thereto, subject to certain exceptions. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Arrangement Agreement, (b) are subject to materiality qualifications contained in the Arrangement Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement and (d) have been included in the Arrangement Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Arrangement Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Ovintiv’s public disclosures.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Arrangement Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

On October 26, 2026, Ovintiv issued a news release announcing the entry into the Arrangement Agreement. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and, along with information contained on Ovintiv’s website (or linked therein or otherwise connected thereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, except for statements of historical fact, that relate to the Arrangement and the anticipated future activities, plans, strategies, objectives or expectations of Ovintiv are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Ovintiv has based these forward-looking statements on current expectations and assumptions about future events, including Ovintiv’s ability to consummate any pending acquisition or divestment transactions (including the transactions described herein); Ovintiv’s ability to integrate acquired assets and businesses and the timing thereof; the satisfaction of customary closing conditions and obtaining key regulatory, court and Logan shareholder approvals; the ability of Ovintiv to access credit facilities, debt and equity markets and other sources of liquidity to fund operations or acquisitions and manage debt (including to consummate the transactions described herein); and the other assumptions contained herein. Risks and uncertainties with respect to the proposed transactions described herein include, among other things, the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Ovintiv’s and Logan’s businesses and the price of their respective securities; the effect of the announcement, pendency or completion of the proposed transaction on the market price of Ovintiv’s and Logan’s stock or the ability of each of Ovintiv and Logan to attract, motivate, retain and hire key personnel and maintain relationships with others whom they do business; that the proposed transaction may divert management’s attention from each of Ovintiv’s and Logan’s ongoing business operations; the risk of any legal proceedings related to the proposed transaction or otherwise, including resulting expense or delay; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transaction, including in circumstances which would require payment of a termination fee; the risk that restrictions during the pendency of the proposed transaction may impact Ovintiv’s or Logan’s ability to pursue certain business opportunities or strategic transactions; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; risks relating to the completion of the Newco Reorganization and the distribution of the Newco Securities; and the risk that the integration of Logan’s business post-closing may not occur as anticipated. While Ovintiv considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Ovintiv’s control. Additional risks and uncertainties that may affect the operations, performance and results of Ovintiv’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A. “Risk Factors” of Ovintiv’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other risks and uncertainties impacting Ovintiv’s business as described from time to time in Ovintiv’s other periodic filings with the SEC or Canadian securities regulators.

Although Ovintiv believes the expectations represented by its forward-looking statements are reasonable based on the information available to it as of the date such statements are made, forward-looking statements are only predictions and statements of Ovintiv’s current beliefs and there can be no assurance that such expectations will prove to be correct. All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, Ovintiv undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to Ovintiv, whether written or oral, are expressly qualified by these cautionary statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 2.1*	Arrangement Agreement, dated as of October 26, 2026, by and among Ovintiv Inc., Ovintiv Canada ULC, Logan Energy Corp. and Logan Oil Corp.

Exhibit 99.1	News Release of Ovintiv Inc., dated October 26, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2026

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary